Exhibit 10.1
EXECUTION VERSION

SunEdison, Inc.
$500,000,000
0.25% Convertible Senior Notes due 2020
PURCHASE AGREEMENT
June 4, 2014
DEUTSCHE BANK SECURITIES INC.
GOLDMAN, SACHS & CO.
As Representatives of the
      Several Initial Purchasers

c/o Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:
SunEdison, Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with you (the “Initial Purchasers”), as set forth below.
Section 1.    The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $500,000,000 aggregate principal amount of its 0.25% Convertible Senior Notes due 2020 (the “Firm Notes”), convertible into shares of the Company’s common stock, par value $.01 per share (“Common Stock”), and at the election of the Initial Purchasers, up to an aggregate of $100,000,000 additional principal amount of its 0.25% Convertible Senior Notes due 2020 (the “Optional Notes” and, together with the Firm Notes, the “Notes”). The Notes are to be issued under an indenture (the “Indenture”), to be dated as of June 10, 2014, by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”).
The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.
In connection with the offering of the Firm Notes, the Company is separately entering into convertible note hedge transactions and warrant transactions with one or more counterparties, which may include affiliates of one or more of the Initial Purchasers (each, a “Call Spread Counterparty”), in each case pursuant to a convertible note hedge confirmation (a “Base Bond Hedge Confirmation”) and a warrant confirmation (a “Base Warrant Confirmation”), respectively, each dated the date hereof (the Base Bond Hedge Confirmations and the Base Warrant Confirmations, collectively, the “Base Call Spread Confirmations”), and in connection with the issuance of any Optional Notes, the Company and each Call Spread Counterparty may enter into an additional convertible note hedge transaction and an additional warrant transaction pursuant to an additional convertible note hedge confirmation (an “Additional Bond Hedge Confirmation”) and an additional warrant confirmation (an “Additional Warrant Confirmation”), respectively, each to be dated the date on which the option granted to the Initial Purchasers pursuant to Section 3 hereof to purchase such Optional Notes is exercised (the Additional Bond Hedge Confirmations and the Additional Warrant Confirmations, the “Additional Call Spread Confirmations” and, together with the Base Call Spread Confirmations, the “Call Spread Confirmations”).
In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum dated June 4, 2014 (the “Preliminary Memorandum”), setting forth or including a description of the terms of the Notes, the terms of the offering of the Notes and a description of the Company. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Notes prior to the time when sales of the Notes were first made (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the second business day following the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum (the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Company hereby confirms that it has authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Notes by the Initial Purchasers.
Section 2.    Representations and Warranties. As of the Time of Execution and at the Closing Date and any Option Closing Date, the Company represents and warrants to and agrees with each of the Initial Purchasers as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date and any Option Closing Date):

(a)    The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date or Option Closing Date (as defined in Section 3 below), as the case may be, will not, and the Final Memorandum as of its date and on such Closing Date or Option Closing Date, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through Deutsche Bank Securities Inc. specifically for inclusion therein, it being understood and agreed that the only such information is that described in Section 12 hereof. The Company has not distributed or referred to and will not distribute or refer to any written communication (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Notes (each such communication by the Company or its agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the documents listed on Annex A hereto, including the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the “Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and each Issuer Written Communication, when taken together with the Pricing Disclosure Package, does not at the Time of Execution, and when taken together with the Final Memorandum at the Closing Date or the Option Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)    As of the Closing Date or the Option Closing Date, as the case may be, the Company will have the authorized, issued and outstanding capitalization set forth in the Offering Memorandum under the heading “Capitalization”; all of the outstanding shares of capital stock or other ownership interests of the Company and each of the subsidiaries of the Company as listed in Exhibit 21 to Item 15 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2014 (each, a “Subsidiary” and collectively, the “Subsidiaries”) have been, and as of the Closing Date or the Option Closing Date, as the case may be, will be, duly authorized and validly issued, are fully paid and, with respect to shares of capital stock, nonassessable and were not issued in violation of any preemptive or similar rights; upon receipt of stockholder approval, the shares of Common Stock initially issuable upon conversion of the Notes will have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Notes and the Indenture, will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Common Stock of the Company contained in the Offering Memorandum; upon receipt of stockholder approval, the shares of Common Stock initially issuable upon any exercise of warrants in connection with the Call Spread Confirmations will have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Call Spread Confirmations, will be duly and validly issued, fully paid and nonassessable and will conform to the description of the Common Stock of the Company contained in the Offering Memorandum; other than as described in the Offering Memorandum, all of the outstanding shares of capital stock of the Company and of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) or voting. Except as set forth in the Offering Memorandum and other than grants of equity-based awards pursuant to the Company’s equity incentive and employee benefit plans (including employee stock purchase plans) or in connection with the Call Spread Confirmations, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding. Except for the Subsidiaries or as disclosed in the Offering Memorandum, the Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.
(c)    Each of the Company and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; each of the Company and the Subsidiaries is duly qualified to do business in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Subsidiaries, taken as a whole (the occurrence of any such effect, a “Material Adverse Effect”).

(d)    The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes and to issue the Common Stock issuable upon conversion of the Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).
(e)    The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.
(f)    The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company.
(g)    No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company of the Notes to the Initial Purchasers, the issue of the Common Stock upon conversion of the Notes or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Notes by the Initial Purchasers. None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(h)    The execution, delivery and performance by the Company of this Agreement and the Indenture and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers and the issuance of the Common Stock upon conversion of the Notes) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or any of the Subsidiaries or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
(i)    The audited consolidated financial statements of the Company and the Subsidiaries included in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. KPMG LLP (the “Independent Accountants”) is an independent public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.
(j)    There is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that would, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other transactions described in the Offering Memorandum.
(k)    Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Offering Memorandum (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(l)    Since the date of the most recent financial statements appearing in the Offering Memorandum, except as described therein, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Companies and the Subsidiaries, taken as a whole, (ii) none of the Company or the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company) and (iii) there shall not have been any change in the capital stock or long-term indebtedness of the Company or the Subsidiaries.
(m)    Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies that the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.
(n)    Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Offering Memorandum are based on or derived from sources that are not reliable and accurate in all material respects.
(o)    None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date or the Option Closing Date, as the case may be.
(p)    Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Offering Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Offering Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries own or possess, or can obtain on reasonable terms, adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses in all material respects now or proposed to be operated by them as described in the Offering Memorandum, and, except as described in the Offering Memorandum, none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.
(q)    There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.

(r)    Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.
For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.
(s)    There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.
(t)    Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.
(u)    None of the Company or the Subsidiaries has any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

(v)    Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals. The Company and the Subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and has been designed by, or under the supervision of, the Company’s management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.
(w)    The Company and the Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and the Subsidiaries have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.
(x)    None of the Company or the Subsidiaries will be an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.
(y)    The Notes and the Indenture will conform in all material respects to the descriptions thereof in the Offering Memorandum.
(z)    Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.
(aa)    None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(bb)    No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.
(cc)    None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.
(dd)    None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Notes; the Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.
(ee)    Neither the Company nor any of the Subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee, Affiliate or other person associated with or acting on behalf of the Company or any of the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”) or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. To the knowledge of the Company, its Affiliates have conducted their businesses on behalf of the Company in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(ff)    The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
(gg)    Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (“Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering contemplated hereby, (i) or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as an initial purchaser, advisor, investor or otherwise) of Sanctions.

(hh)    The Company has not sold or issued any shares of Common Stock during the six month period preceding the date of the Offering Memorandum, including any sales pursuant to Regulation D of the Act, other than (a) shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants or (b) as disclosed in the Pricing Disclosure Package and the Final Memorandum.
(ii)    Within the preceding six months, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Notes, or any securities of the same or a similar class as the Notes, other than (i) the Notes offered or sold to the Initial Purchasers hereunder, (ii) the Company’s 2.00% Convertible Senior Notes due 2018 and (iii) the Company’s 2.75% Convertible Senior Notes due 2021. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any “U.S. person” (as defined in Rule 902 under the Act) of any Notes or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by Deutsche Bank Securities Inc.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.
(jj)    Each of the Base Call Spread Confirmations and performance thereof has been, and, if applicable, the Additional Call Spread Confirmations at the time of delivery of the Optional Notes and performance thereof will have been, duly authorized, and each Call Spread Confirmation has been or will have been, as the case may be, executed and delivered by the Company and, assuming due execution and delivery thereof by the Call Spread Counterparties, constitutes, or will constitute, as the case may be, a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.
Any certificate signed by any officer of the Company or any Subsidiary and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by the Company and each of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.
Section 3.    Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Firm Notes in the respective amounts set forth on Schedule 1 hereto from the Company at 97.5% of their principal amount and (b) in the event and to the extent that the Representatives shall exercise the election to purchase Optional Notes as provided below, the Company agrees to issue and sell to the Initial Purchasers, at the same purchase price set forth in clause (a) of this Section 3, and each of the Initial Purchasers, acting severally and not jointly, agrees to purchase from the Company that portion of the aggregate principal amount of the Optional Notes as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractions of $1,000), in each case as set forth opposite the name of such Initial Purchaser set forth on Schedule 1 hereto.
The Company hereby grants to the Initial Purchasers the right to purchase at their election up to $100,000,000 in aggregate principal amount of each series of the Optional Notes, at the purchase price set forth in clause (a) of the first paragraph of this Section 3. Any such election to purchase Optional Notes may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of each series of Optional Notes to be purchased and the date on which such Optional Notes are to be delivered, as determined by the Representatives but in no event earlier than the Closing Date or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than 10 business days after the date of such notice (the “Option Closing Date”).

The Notes to be purchased by the Initial Purchasers hereunder will be represented by one or more definitive global Notes in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Notes to the Representatives for the account of each Initial Purchaser, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Company shall specify prior to the Closing Date or the Option Closing Date, as the case may be, or by such means as the parties hereto shall agree prior to the such date, by causing DTC to credit the Notes to the account of Deutsche Bank Securities Inc. at DTC. Such delivery of and payment for the Notes shall be made at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022 at 10:00 A.M., New York time, on June 10, 2014, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Company will cause the certificates representing the Notes to be made available for checking and packaging by the Initial Purchasers at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.
Section 4.    Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Notes at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.
Section 5.    Covenants of the Company. The Company covenants and agrees with each of the Initial Purchasers as follows:
(a)    Until the later of (i) the completion of the distribution of the Notes by the Initial Purchasers, (ii) the Closing Date or (iii) any Option Closing Date, the Company will not amend or supplement the Pricing Disclosure Package and the Final Memorandum or otherwise distribute or refer to any written communication (as defined under Rule 405 of the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Notes (other than the Pricing Disclosure Package, the Recorded Road Show and the Final Memorandum) or file any report with the Commission under the Exchange Act (other than a Report on Form 8-K) unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment, supplement or report and as to which the Initial Purchasers shall have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.
(b)    The Company will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Notes; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(c)    (1) If, at any time prior to the completion of the sale by the Initial Purchasers of the Notes, any event occurs or information becomes known as a result of which the Pricing Disclosure Package and the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Pricing Disclosure Package and the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Pricing Disclosure Package and the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date or the Option Closing Date, as the case may be, (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication (it being understood that any such amendments or supplements may take the form of an amended or supplemented Final Memorandum) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with law.
(d)    The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.
(e)    The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.
(f)    For so long as any of the Notes remain outstanding during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.
(g)    None of the Company or any of its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.
(h)    The Company will not, and will not permit any of the Subsidiaries or their respective Affiliates or persons acting on their behalf to, (1) engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or (2) engage in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.

(i)    For so long as any of the Notes remain outstanding, the Company will make available at its expense, upon request, to any holder of such Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.
(j)    The Company will use its best efforts to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company.
(k)    During the period beginning on the date hereof and continuing to the date that is 45 days after the Closing Date, without the prior written consent of Deutsche Bank Securities Inc., the Company will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company (or guaranteed by the Company) that are substantially similar to the Notes. The foregoing sentence shall not apply to the entry into and performance under the Call Spread Confirmations.
(l)    No offering, pledge, sale, contract to sell, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 45 days after the date of the Final Memorandum, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives. The restrictions contained in the foregoing sentence shall not apply to (A) entry into and performance under the Call Spread Confirmations, (B) the issuance of shares of Common Stock upon exercise, conversion, settlement or vesting of any outstanding warrants, stock options, restricted stock units or other derivative securities or stock-based awards granted pursuant to the Company’s equity incentive and employee benefit plans (including employee stock purchase plans) disclosed in the Final Memorandum, (C) the issuance of shares of, or options to purchase shares of, Common Stock, or the grant of other equity-based awards (including any securities convertible into shares of Common Stock), pursuant to the Company’s equity incentive and employee benefit plans (including employee stock purchase plans) disclosed in the Final Memorandum, (D) the filing of any registration statement on Form S-8 with respect to the Company’s equity incentive and employee benefit plans (including employee stock purchase plans) disclosed in the Final Memorandum, (E) the issuance of shares of Common Stock or other securities (including securities convertible into or exchangeable or exercisable for shares of Common Stock or other securities) in connection with the acquisition by the Company or any of the Subsidiaries of the securities, business, properties or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company or any of the Subsidiaries in connection with any such acquisition, or (F) the issuance of shares of Common Stock or other securities (including securities convertible into or exchangeable or exercisable for shares of Common Stock or other securities) in connection with joint ventures, commercial relationships or other strategic transactions; provided, however, that, in the case of clauses (E) and (F), the aggregate number of shares issued in all such acquisitions and transactions does not exceed 10% of the outstanding Common Stock as of the date of the Final Memorandum. For the avoidance of doubt, the foregoing shall in no way restrict a subsidiary of the Company from registering, selling or otherwise disposing of any of its common stock, including shares of common stock of such subsidiary owned by the Company.
(m)    In connection with Notes offered and sold in an off shore transaction (as defined in Regulation S) the Company will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.
(n)    None of the Company or any of its Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes.

(o)    For a period of two years (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Notes are acquired by the Company or any of its Affiliates, none of the Company or any of its Affiliates will sell any such Notes.
Section 6.    Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel (including local and special counsel), the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), authentication, issuance and delivery to the Initial Purchasers of the Notes, (v) the qualification of the Notes under state securities and “Blue Sky” laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto and in connection with the preparation of any “Blue Sky” memoranda and any supplements thereto, (vi) expenses in connection with the “roadshow” and any other meetings with prospective investors in the Notes (except roadshow expenses incurred by the Initial Purchasers), (vii) fees and expenses of the Trustee including fees and expenses of counsel, (viii) any fees charged by investment rating agencies for the rating of the Notes, (ix) any stamp or transfer taxes in connection with the original issuance, sale and initial resale of the Notes and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11(a)(i) or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchasers upon demand for reasonable out-of-pocket expenses (including reasonable and documented fees, disbursements and charges of Latham & Watkins LLP, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes.
Section 7.    Conditions of the Initial Purchasers’ Obligations. The obligation of the Initial Purchasers to purchase and pay for the Notes shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date or any Option Closing Date:
(a)    On the Closing Date and on any Option Closing Date, the Initial Purchasers shall have received the opinion, dated as of such Closing Date or Option Closing Date and addressed to the Initial Purchasers, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, substantially in the form of Annex B hereto.
(b)    On the Closing Date or any Option Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of such Closing Date or Option Closing Date, as the case may be, and addressed to the Initial Purchasers, of Latham & Watkins LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Latham & Watkins LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c)    On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited or pro forma financial information in the Pricing Disclosure Package. On the Closing Date and any Option Closing Date, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited or pro forma financial information in the Final Memorandum.
(d)    The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date and any Option Closing Date as if made on and as of such Closing Date or Option Closing Date; the statements of the Company’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of such Closing Date or Option Closing Date; the Company shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date or Option Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.
(e)    The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date or any Option Closing Date.
(f)    Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.
(g)    The Initial Purchasers shall have received a certificate of the Company, dated the Closing Date and any Option Closing Date, as the case may be, signed on behalf of the Company by its Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:
(i)    the representations and warranties of the Company contained in this Agreement are true and correct on and as of the Time of Execution and on and as of such Closing Date or Option Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Option Closing Date;
(ii)    at such Closing Date or Option Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii)    the sale of the Notes hereunder has not been enjoined (temporarily or permanently).
(h)    The shares of Common Stock issuable upon conversion of the Notes shall have been duly listed for quotation on the New York Stock Exchange.
(i)    The Company shall have caused each executive officer and director of the Company to execute and deliver to the Representatives, on or prior to the date of this Agreement, a letter or letters, substantially in the form attached hereto as Annex C (the “Lock-up Agreement”).
On or before the Closing Date and any Option Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.
All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.
Section 8.    Offering of Notes; Restrictions on Transfer. (a) Each of the Initial Purchasers agrees with the Company (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act; and (ii) it will solicit offers for the Notes only from, and will offer the Notes only to (A) inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Pricing Disclosure Package and the Final Memorandum.
(b)    Each of the Initial Purchasers represents and warrants (as to itself only) with respect to sales outside the United States that (i) the Notes have not been and will not be sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (ii) it will sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.
Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9.    Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:
(i)    any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or
(ii)    the omission or alleged omission to state, in the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;
and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any legal or other expenses incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers through Deutsche Bank Securities Inc. specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 12 hereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(b)    Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Pricing Disclosure Package or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company by the Initial Purchasers through Deutsche Bank Securities Inc. specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 12 hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c)    Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel (including local counsel) satisfactory to such indemnified party; provided, however, that if (i) the use of counsel (including local counsel) chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel (including local counsel) to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions). All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)    In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.
Section 10.    Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.
Section 11.    Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,
(i)    since the respective dates as of which information is given in the Pricing Disclosure Package and the Final Offering Memorandum, a Material Adverse Effect has occurred;

(ii)    trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;
(iii)    a banking moratorium shall have been declared by New York or U.S. authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;
(iv)    there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Pricing Disclosure Package and the Final Memorandum; or
(v)    any securities of the Company shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).
(b)    Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.
Section 12.    Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page (as such paragraph is supplemented by the first item on Annex A) and in the twelfth paragraph and the fifteenth paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 2(a) and 9 hereof.
Section 13.    Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Leveraged Debt Capital Markets, Second Floor (fax: (212) 797-4877), with a copy to the attention of the General Counsel, 36th Floor (fax: (212) 797-4561), and to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Registration Department (fax: (212) 902-9316); if sent to the Company, shall be mailed or delivered to the Company at SunEdison, Inc., 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376, Attention: General Counsel (fax: (866) 773-0793).
All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

Section 14.    Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, its officers and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.
Section 15.    APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.
Section 16.    No Advisory or Fiduciary Responsibility. The Company acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.
Section 17.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchasers.
Very truly yours,
SUNEDISON, INC.
By:    /s/ Brian Wuebbels
    Name: Brian Wuebbels    Title: EVP & CFO
The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.
DEUTSCHE BANK SECURITIES INC.
By:    /s/ Andrew Yeager
    Name: Andrew Yeager    Title: Managing Director
By:    /s/ Francis Windels
    Name: Francis Windels    Title: Managing Director
GOLDMAN, SACHS & CO.
By:    /s/ Adam Greene
    Name: Adam Greene    Title: Vice President
As Representatives of the several Initial
Purchasers listed on Schedule 1 hereto.

SCHEDULE 1

Initial Purchaser	Principal Amount of Notes due 2020
Deutsche Bank Securities Inc.	$145,000,000
Goldman, Sachs & Co.	120,000,000
Wells Fargo Securities, LLC	65,000,000
Barclays Capital Inc.	65,000,000
RBS Securities Inc.	40,000,000
Macquarie Capital (USA) Inc.	40,000,000
Citigroup Global Markets Inc.	25,000,000
Total	$500,000,000

ANNEX A

1.	Additional Time of Execution Information Pricing Term Sheet

ANNEX B

Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
1.Based solely on our review of the Delaware Certificates, the Company is an existing corporation under the DGCL.
2.The Company has the corporate power and authority to execute and deliver each of the Transaction Agreements and to consummate the issuance and sale of the Securities contemplated thereby under the DGCL.
3.Each of the Transaction Agreements has been duly authorized, executed and delivered by all requisite corporate action on the part of the Company under the DGCL.
4.The Indenture constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York.
5.Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities contemplated thereby: (i) conflicts with the Organizational Documents, (ii) constitutes a violation of, or a default under, any Scheduled Contract, (iii) contravenes any Scheduled Order or (iv) violates any law, rule or regulation of the State of New York or the United States of America.
6.Neither the execution and delivery by the Company of the Transaction Agreements nor the consummation by the Company of the issuance and sale of the Securities requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.
7.The Note Certificates, when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Purchase Agreement and the Indenture, will constitute the valid and binding obligation of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with its terms under the laws of the State of New York.
8.The [ó] shares of Common Stock initially issuable upon conversion of the Securities pursuant to the Indenture (the “Conversion Shares”) have been duly authorized by all requisite corporate action on the part of the Company under the DGCL and, when issued upon conversion of the Securities in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable. The resolutions of the Pricing Committee of the Board of Directors of the Company approving the issuance of the Securities state that they have reserved the Conversion Shares for issuance.
9.The statements in the Disclosure Package and the Offering Memorandum under the caption “Description of the Notes” (other than “Book-Entry, Delivery and Form”) and “Description of Convertible Note Hedge and Warrant Transactions” insofar as such statements purport to summarize certain provisions of the Indenture, the Note Certificates, the [Note Hedge Confirmations] and the [Warrant Confirmations], fairly summarize such provisions in all material respects.

10.The statements in the Disclosure Package and the Offering Memorandum under (i) the caption “Description of Our Capital Stock,” insofar as such statements purport to summarize certain provisions of the DGCL, the Certificate of Incorporation and the Bylaws, and (ii) the caption “Plan of Distribution,” insofar as such statements purport to summarize certain provisions of the Purchase Agreement, fairly summarize such provisions in all material respects.
11.The form of certificate used to evidence the Common Stock complies in all material respects with the applicable requirements of the Certificate of Incorporation and the Bylaws, the DGCL and the New York Stock Exchange.
12.The Company is not and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Offering Memorandum, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
13.Assuming (i) the accuracy of the representations and warranties of the Company set forth in Sections 2(aa) of the Purchase Agreement and of you in Section 8(b) of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Sections 6(g), (h) and (o) of the Purchase Agreement and the due performance by you of the covenants and agreements set forth in Section 8 of the Purchase Agreement, (iii) your compliance with the offering and transfer procedures and restrictions described in the Disclosure Package and the Offering Memorandum, (iv) the accuracy of the representations and warranties made in accordance with the Purchase Agreement, the Disclosure Package and the Offering Memorandum by purchasers to whom you initially resell the Securities and (v) that purchasers to whom you initially resell the Securities receive a copy of the Disclosure Package or Offering Memorandum prior to confirmation of such sale, the offer, sale and delivery of the Securities to you in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Offering Memorandum and the initial resale of the Securities by you in the manner contemplated in the Disclosure Package, the Offering Memorandum and the Purchase Agreement, do not require registration under the Securities Act of 1933, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that we do not express any opinion as to the Common Stock issuable upon conversion of any Security or any subsequent reoffer or resale of any Security or any such Common Stock.
On the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Offering Memorandum, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, or the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting).
In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, or the report of management’s assessment of the effectiveness of internal controls over financial reporting or the auditors’ report on the effectiveness of the Company’s internal controls over financial reporting).

ANNEX C

Form of Lock-up Agreement

LOCK-UP AGREEMENT

June [●], 2014

SunEdison, Inc.

Deutsche Bank Securities Inc.
Goldman, Sachs & Co.

As Representatives of the
Several Initial Purchasers

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282

Ladies and Gentlemen:

The undersigned understands that Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives (the “Representatives”) of the several initial purchasers (the “Initial Purchasers”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with SunEdison, Inc. (the “Company”), providing for the sale by the Company to the Initial Purchasers, including the Representatives, of convertible notes due 2020 (the “Securities”) of the Company (the “Offering”).
To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned agrees that, without the prior written consent of the Representatives, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of common stock, par value $.01 (the “Common Stock”), of the Company (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned currently or hereafter in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”), shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period commencing on the date hereof and continuing until, and including, the date that is 45 days after the date of the final offering memorandum relating to the Offering (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.
Notwithstanding the foregoing, the undersigned may transfer any or all of the shares of Common Stock or other Company securities (including securities convertible into or exercisable or exchangeable for shares of Common Stock) (i) by gift, will or intestacy, (ii) to an immediate family member or a trust formed for the benefit of an immediate family member, (iii) if the undersigned is a trust, to a trustor or beneficiary of the trust, (iv) in a distribution to partners, members or shareholders of the undersigned, (v) acquired in open market transactions after the completion of the Offering, (vi) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, (vii) pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company (including voting in favor of any such transaction or taking any other action in connection with such transaction), provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock owned by the undersigned shall remain subject to the restrictions contained in this Lock-Up Agreement; provided, however, it shall be a condition to any transfer permitted under clause (i), (ii), (iii), (iv) or (vi) that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement; provided further that, for clause (i), (ii), (iii), (iv) or (vi), the transfer does not trigger any filing or reporting requirement or obligation or result in any other voluntary or mandatory public disclosure, including but not limited to Form 4 of Section 16 of the Securities Exchange Act of 1934, as amended. For purposes of this paragraph, “immediate family member” means any relationship by blood, marriage, domestic partnership or adoption, not more remote than a first cousin.
In addition, the restrictions set forth in this Lock-Up Agreement shall not prohibit or restrict the undersigned from (i) establishing a trading plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that no sales of Common Stock shall occur under such plan and no public disclosure of any such action shall be required or shall be made voluntarily by any person prior to the expiration of the 45-day period referred to above, or (ii) exercising an option to purchase shares of Common Stock granted under any stock-based compensation plan of the Company, provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement.
The undersigned agrees that the Company is authorized to cause the transfer agent for the Company to note stop transfer instructions on the transfer books and records of the Company with respect to any shares of Common Stock or other Company securities for which the undersigned is the record or beneficial holder.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Offering, and any other action taken by the Company in connection with the proposed Offering.

The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

7

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Notwithstanding anything herein to the contrary, if (i) the closing of the Offering has not occurred prior to June 30, 2014, (ii) the Purchase Agreement (other than the provisions thereof which survive termination) is terminated prior to payment for and delivery of the Securities to be sold thereunder or (iii) any Representative notifies the Company, or the Company notifies the Representatives, in writing, prior to the execution of the Purchase Agreement, that it has determined not to proceed with the Offering, this agreement shall be of no further force or effect as of such time.

[signature page follows]

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Signature: ________________________________

Print Name: ______________________________